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Exhibit 99.2

CERTIFICATION

        I, Sandra G. Sciutto, being the Chief Financial Officer of California Coastal Communities, Inc. (the "Company") hereby certify pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge as of the date set forth below (i) the Company's Annual Report on Form 10-K for the period ended December 31, 2002 which accompanies this certification (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 27, 2003	/s/ SANDRA G. SCIUTTO Sandra G. Sciutto Chief Financial Officer

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  Exhibit 99.2
CERTIFICATION